SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                 -----------------

                              INSTITUTIONAL CLASS


                            DWS Capital Growth Fund

                           DWS Core Fixed Income Fund

                       DWS Dreman High Return Equity Fund

                        DWS Dreman Small Cap Value Fund


The following information replaces in its entirety the disclosure under "Investment minimum" in the "Buying and Selling Institutional Class Shares" section of each fund's/portfolio's Institutional Class prospectuses:

Investment minimums

Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

 o Shareholders with existing Institutional Class accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

 o Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS mutual funds purchasing shares for the accounts of their investment advisory clients.

 o Employee benefit plans with assets of at least $50 million.

 o Clients of the private banking division of Deutsche Bank AG.

 o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

 o A current or former director or trustee of the Deutsche or DWS mutual funds.


                                                             [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

July 23, 2007
DMF-3651

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 o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

 o Shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell shares of the funds.

 o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

Each fund reserves the right to modify the above eligibility requirements and investment minimums at any time.






               Please Retain This Supplement for Future Reference


July 23, 2007
DMF-3651